UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026
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Cencora, Inc.
(Exact name of registrant as specified in its charter)
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Commission File Number: 1-16671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1 West First Avenue	Conshohocken	PA	19428-1800
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	COR	New York Stock Exchange	(NYSE)
2.875% Senior Notes due 2028	COR28	New York Stock Exchange	(NYSE)
3.625% Senior Notes due 2032	COR32	New York Stock Exchange	(NYSE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)Cencora, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) on March 5, 2026.
(b)Each of the three items listed below was submitted to a vote of the Company’s shareholders at the Annual Meeting and is described in more detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on January 22, 2026 (the “Proxy Statement”). The final voting results are set forth below.

Item 1 - Election of Eleven Directors.

Each of the individuals listed below was elected by the Company’s shareholders to serve as a director of the Company. The voting results were as follows:

Nominees	For	Against	Abstentions	Broker Non-Votes
Werner Baumann	166,071,108	2,533,763	97,140	9,738,568
Frank K. Clyburn	168,512,239	93,528	96,244	9,738,568
Ellen G. Cooper	168,424,051	178,990	98,970	9,738,568
D. Mark Durcan	167,492,439	1,113,026	96,546	9,738,568
Lon R. Greenberg	163,320,934	5,280,893	100,184	9,738,568
Lorence H. Kim, M.D.	166,821,089	1,781,311	99,611	9,738,568
Robert P. Mauch	168,499,278	96,062	106,671	9,738,568
Redonda G. Miller, M.D.	166,926,934	1,578,834	196,243	9,738,568
Dennis M. Nally	165,985,175	2,619,689	97,147	9,738,568
Lori J. Ryerkerk	168,493,212	68,254	140,545	9,738,568
Lauren M. Tyler	166,921,441	1,589,951	190,619	9,738,568

Item 2 - Advisory Vote to Approve the Fiscal 2025 Compensation of the Company’s Named Executive Officers.

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended September 30, 2025. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
156,852,214	11,422,390	427,407	9,738,568

Item 3 - Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2026.

The Company’s shareholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
165,700,999	12,622,687	116,893	N/A

No item, other than the three items addressed above and described in the Proxy Statement, was submitted at the Annual Meeting for shareholder action.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cencora, Inc.

Date:	March 6, 2026	By:	/s/ Elizabeth S. Campbell
		Name:	Elizabeth S. Campbell
		Title:	Executive Vice President & Chief Legal Officer